UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Volcon, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

___________, 2023

Dear Fellow Stockholder:

On behalf of the Board of Directors (the “Board”) and management of Volcon, Inc. (the “Company”), you are cordially invited to attend the Special Meeting of Stockholders of the Company to be held online at https://meetnow.global/MKFSXZY, on ___________, January ___, 2024, at ___________ A.M., Central Time (the “Special Meeting”).

The attached Notice of the Special Meeting (the “Notice”) and proxy statement (“Proxy Statement”) describe in greater detail all of the formal business that will be transacted at the Special Meeting. There will not be a physical location for the Special Meeting. You will be able to attend the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: https://meetnow.global/MKFSXZY. Directors and officers of the Company will be available at the Special Meeting to respond to any questions that you may have regarding the business to be transacted.

The Company’s Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Special Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” the proposals set forth in this Proxy Statement. If any other business is properly presented at the Special Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.

We encourage you to attend the Special Meeting online, but if you are unable to attend, it is important that you vote in advance via the Internet, by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Special Meeting.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support.

Sincerely,

/s/ Jordan Davis

Jordan Davis

Chief Executive Officer

3121 Eagles Nest St, Suite 120

Round Rock, Texas 78665

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD _________, 2024

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Volcon, Inc. (the “Company”) will be held online at https://meetnow.global/MKFSXZY, on ___________, ___________, 2024, at ___________ A.M., Central Time, for the following purposes:

1.Proposal 1. For purposes of complying with Nasdaq Listing Rule 5635(d), to approve the Warrant Stockholder Approval Provisions described in detail in this Proxy Statement (collectively, the “Nasdaq Proposal”).

2.Proposal 2. To approve an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-______ (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting (the “Reverse Split Proposal”).

3.Proposal 3. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal and/or the Reverse Split Proposal (the “Adjournment Proposal”).

Please refer to the proxy statement for the Special Meeting (the “Proxy Statement”) for detailed information on the Nasdaq Proposal, Reverse Split Proposal and Adjournment Proposal.

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Special Meeting. If any other matters should be properly presented at the Special Meeting or any adjournments or postponements of the Special Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” the Nasdaq Proposal, FOR” the Reverse Split Proposal and “FOR” the Adjournment Proposal.

Only stockholders of record as of the close of business on November 17, 2023 are entitled to receive notice of, to attend and to vote at the Special Meeting. If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Special Meeting and how to direct the vote of your shares, and you are welcome to attend the Special Meeting online, all as described in more detail in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on _________, 2024. The Proxy Statement and form of Proxy are available on the Internet at www.edocumentview.com/VLCN2 and on our corporate website at www.volcon.com under “Investors—SEC Filings.”

By Order of the Board of Directors,

/s/ Christian Okonsky

Chairman of the Board of Directors

___________, 2023

i

Volcon, Inc.

3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

PROXY STATEMENT

GENERAL INFORMATION

For the Special Meeting of Stockholders

To Be Held on ___________, 2024

Our Board of Directors is soliciting proxies to be voted at the Special Meeting of Stockholders (the “Special Meeting”) to be held virtually on ___________, 2024, at ___________ A.M., Central Time, for the purposes set forth in the attached Notice of Special Meeting of Stockholders (the “Notice”) and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about ___________, 2023.

As used in this Proxy Statement, the terms “Company,” “we,” “us,” “our” and “Volcon” refer to Volcon, Inc., and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Special Meeting

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.

Can I access the Company’s proxy materials electronically?

Yes. The Proxy Statement and form of Proxy are available at www.edocumentview.com/VLCN2. To view this material, you must have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Special Meeting. We have engaged Okapi Partners LLC. (“Okapi “), a proxy solicitation firm, at an approximate costs of $20,000, to solicit proxies on behalf of the Company. Okapi may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of Okapi as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

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Who is entitled to vote?

Only stockholders of record at the close of business on November 17, 2023 (the “Record Date") will be entitled to vote at the Special Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had 12,825,320 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the matters to be voted on at the Annual Meeting.

What am I voting on?

You are voting on the following matters:

1.Nasdaq Proposal. For purposes of complying with Nasdaq Listing Rule 5635(d), to approve the Warrant Stockholder Approval Provisions described in detail in this Proxy Statement (collectively, the “Nasdaq Proposal”).

2.Reverse Split Proposal. To approve an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-_______ (or any whole number in between) as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting (the “Reverse Split Proposal”).

3.Adjournment Proposal. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal and/or the Reverse Split Proposal (the “Adjournment Proposal”).

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” the Nasdaq Proposal;

•	“FOR” the Reverse Split Proposal; and

•	“FOR” the Adjournment Proposal

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Special Meeting.

How many votes are required to hold the Special Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, 12,825,320 shares of the Company’s common stock were issued and outstanding. The holders of a majority in voting power of the issued and outstanding shares entitled to vote at the Special Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Special Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

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Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Special Meeting. If there is a quorum at the Special Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

•	Approval of the Nasdaq Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Nasdaq Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Reverse Split Proposal: To approve the Reverse Split Proposal at the Special Meeting the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Adjournment Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

How can I vote my shares in person and participate at the Special Meeting?

The Special Meeting will be held entirely online. Stockholders may participate in the Special Meeting by visiting the following website: meetnow.global/MKFSXZY. To participate in the Special Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Special Meeting in accordance with the instructions from your broker, bank or other nominee. However, even if you plan to attend the Special Meeting online, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares without attending the Special Meeting?

If you are the stockholder of record, you may vote by one of the following four methods:

•	Online at the Special Meeting;

•	Via the Internet;

•	By telephone; or

•	By mail.

If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

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Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Special Meeting unless you receive a proxy to do so from the broker or the nominee.

How may I cast my vote over the Internet or by Telephone?

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, ___________, 2024 (the day before the Special Meeting). Visit www.investorvote.com/VLCN and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone: If you are a stockholder of record, you may call 1-800-652-8683, toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, ___________, 2024 (the day before the Special Meeting). Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

How may a stockholder bring any other business before the Special Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the only matters that may be brought before a special meeting are the matters specified in the notice of meeting, and, as such, stockholders shall not be permitted to propose business at the Special Meeting.

How may I revoke or change my vote?

If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•	submitting a new proxy card with a later date;
•	delivering written notice to our Corporate Secretary on or before 10:00 A.M. Central Time on ________, 2024 (the Special Meeting date and time), stating that you are revoking your proxy;
•	attending the Special Meeting and voting your shares online; or
•	if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Special Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

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Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

We have also engaged Okapi at an approximate costs of $20,000, to solicit proxies on behalf of the Company.

Are there any rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our Second Amended and Restated Certificate of Incorporation or our Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

Who will count the votes?

The inspector of election appointed for the Special Meeting will receive and tabulate the ballots and voting instruction forms. The Board has appointed Computershare to serve as the inspector of election.

Where do I find the voting results of the Special Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.volcon.com under “Investors—Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665, Attention: Corporate Secretary, or by calling (512) 400-4271.

How do I request electronic or printed copies of this and future proxy materials?

You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:

•	visiting www.envisionreports.com/VLCN2. Click Request Materials;

•	calling 1-800-736-3001, toll-free in the United States and Canada; or

•	sending an email to investorvote@computershare.com with “Proxy Materials Volcon, Inc.” in the subject line. Please include your full name and address.

When requesting copies of proxy materials and other stockholder communications, you should have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of November 17, 2023:

•	each person or group known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Volcon, Inc., 3121 Eagles Nest St, Suite 120, Round Rock, Texas 78665.

Name	Number of Shares Beneficially Owned		Percent of Class Beneficially Owned†
Directors and Named Executive Officers
Christian Okonsky(1)	1,020,007		7.40%
Jordan Davis(2)	61,594		*
Greg Endo(3)	43,382		*
Jonathan P. Foster(5)	35,250		*
John Kim(6)	32,750		*
Karin-Joyce Tjon(7)	34,001		*
Stephanie Davis(8)	12,103		*
All Directors and Executive Officers (7 Persons)(9)	1,239,087		8.86%

5% Stockholders
Adrian James(4)	1,338,915		10.44%
Empery Asset Management, LP(10)	1,281,250	(10)	9.99%	(10)
Altium Capital Management, LP(11)	1,281,250	(11)	9.99%	(11)

†	Percentages are based on 12,825,320 shares of our common stock outstanding on November 17, 2023.
*	Denotes less than 1%.
(1)	Consists of (i) a warrant to purchase 950,000 shares of common stock at an exercise price of $4.92 per share held by Pink Possum, LLC, for which Mr. Okonsky is the sole member and sole manager; and (ii) 70,007 shares of common stock held by Mr. Okonsky. Mr. Okonsky, directly and/or indirectly, possesses the sole power to vote and the sole power to direct the disposition of all securities of Volcon held by Pink Possum, LLC.
(2)	Consists of (i) 299 shares of common stock granted on March 1, 2022, (ii) 1,293 shares of common stock granted on February 6, 2023, and (iii) 60,002 stock options with an exercise price of $15.00 per share that vested on August 23, 2022.
(3)	Consists of (i) 421 shares of common stock granted on March 1, 2022, (ii) 1,293 shares of common stock granted on February 2, 2023, 5,000 shares of common stock received from the exercise of stock option on February 13, 2023, and (iv) 36,668 stock options with an exercise price of $5.00 per share that vested on June 7, 2023.

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(4)	Mr. James is a founder of the Company and was a member of the board of directors until July 2022. Consists of (i) 1,091,515 shares of common stock held by Highbridge Consultants, LLC (“Highbridge”), for which Mr. James is the sole member and sole manager; (ii) 86,000 shares of common stock held by ALS Investments, LLC (“ALS”), for which Mr. James is the sole member and sole manager; (iii) 75,000 shares of common stock held by Svenska Investments LLC (“Svenska”), for which Mr. James is the sole manager and his Individual Retirement Account is the sole member; (iv) 48,880 shares of common stock held by Vanguard Financial Trust (“Vanguard”), for which Mr. James is the sole trustee and beneficiary; (v) 37,500 shares of common stock held by Park 10 Investments LLC (“Park”), for which Mr. James is the sole member and sole manager, and (vi) 20 shares of common stock held by ASJ Living Trust (“ASJ”) for which Mr. James is the sole trustee. Mr. James, directly and/or indirectly, possesses the sole power to vote and the sole power to direct the disposition of all securities of Volcon held by Highbridge, ALS, Svenska, Vanguard, Park and ASJ.
(5)	Consists of 15,000 stock options with an exercise price of $5.00 per share that vested on May 19, 2022 and 20,250 stock options with an exercise price of $7.75 that vested on July 26, 2023.
(6)	Consists of 12,500 stock options with an exercise price of $5.00 per share that vested on July 19, 2022 and 20,250 stock options with an exercise price of $7.75 that vested on July 26, 2023.
(7)	Consists of 13,751 stock options with an exercise price of $15.00 per share that vested on August 24, 2022 and 20,250 stock options with an exercise price of $7.75 that vested on July 26, 2023.
(8)	Consists of (i) 1,282 shares of common stock granted on February 6, 2023, (ii) 821 shares of common stock purchased, and (iii) 10,000 stock options with an exercise price of $55.00 per share that vested on January 3, 2023.
(9)	Includes warrants for Mr. Okonsky and vested options as noted above.
(10)	The reporting persons hold: (i) 965,726 shares of common stock; (ii) warrants to purchase an aggregate of 34,198,523 shares of common stock and (iii) convertible notes that are convertible into an aggregate of 23,454,126 shares of common stock. Pursuant to the terms of the warrants, the reporting persons cannot exercise the warrants to the extent the reporting persons would beneficially own, after any such exercise, more than 4.99% of the outstanding shares of common stock, and pursuant to the terms of the convertible notes, the reporting persons cannot convert the convertible notes to the extent the reporting persons would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of common stock (together, the "Blockers"), and the percentage set forth above gives effect to the Blockers. Empery Asset Management, LP (the "Investment Manager"), serves as the investment manager with respect to the shares of common stock underlying the warrants and convertible notes held by funds to which the Investment Manager serves as investment manager (the "Empery Funds"). Each of Ryan M. Lane and Martin D. Hoe is a Managing Member of Empery AM GP, LLC (the "General Partner"), the general partner of the Investment Manager. The Investment Manager, which serves as the investment manager to the Empery Funds, may be deemed to be the beneficial owner of all shares of common stock underlying the warrants (subject to the Blockers) and convertible notes (subject to the Blockers) held by the Empery Funds. Each of Ryan M. Lane and Martin D. Hoe, as Managing Members of the General Partner of the Investment Manager with the power to exercise investment discretion, may be deemed to be the beneficial owner of all shares of common stock underlying the warrants (subject to the Blockers) and convertible notes (subject to the Blockers) held by, the Empery Funds. The foregoing should not be construed in and of itself as an admission by any reporting person as to beneficial ownership of shares of common stock owned by another reporting person. Each of the Empery Funds and Ryan M. Lane and Martin D. Hoe hereby disclaims any beneficial ownership of any such shares of common stock.
(11)	Based solely on a Schedule 13G filed with the SEC on November 24, 2023 by and on behalf of each of Altium Growth Fund, LP (the “Fund”), Altium Capital Management, LLC, and Altium Growth GP, LLC. The Fund is the record and direct beneficial owner of the securities set forth above. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities, owned by the Fund. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities, owned by the Fund. The reporting persons hold (i) 566,214 shares of common stock; (ii) 2,800,000 shares of common stock underlying Prefunded Warrants; (iii) 1,666,665 shares of common stock underlying Series A Warrants; and (iv) 1,666,665 shares underlying Series B Warrants. The Prefunded Warrants, Series A Warrants, and Series B Warrants are each subject to a 9.99% blocker (the “Warrant Blocker”). However, the securities set forth in the preceding sentence show the number of shares of common stock that would be issuable upon full conversion and exercise of such warrants and does not give effect to the Warrant Blocker. Therefore, the actual number of shares of common stock beneficially owned by the reporting persons, after giving effect to such Warrant Blocker, is less than the number of securities reported.

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PROPOSAL 1: THE NASDAQ PROPOSAL

We are asking stockholders to approve the issuance of shares of our common stock upon the exercise of certain Warrants (defined below) issued in our registered underwritten public offering that closed on November 17, 2023 (the “Public Offering”), as contemplated by Nasdaq Listing Rules 5635(d), as described in more detail below.

Under the terms of the Underwriting Agreement (defined below) we are required to hold a meeting of our stockholders in order to seek such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (“Nasdaq”) from the stockholders of the Company for certain provisions of the Warrants, which are described below, to be become effective (“Warrant Stockholder Approval”). This proposal is included in this proxy statement for purposes of seeking the Warrant Stockholder Approval.

On November 16, 2023, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), in connection with the Public Offering of (i) 3,326,042 common units (“Common Units”), each consisting of one share of our common stock, 0.35 of a Series A warrant to purchase one share of common stock at an exercise price of $0.55 per share or pursuant to an alternative cashless exercise option (described below), which warrant will expire on the five-year anniversary of the original issuance date (the “Series A Warrants”) and 0.35 of a Series B warrant to purchase one share of common stock at an exercise price of $0.84 per share, which warrant will expire on the five-year anniversary of the original issuance date (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”); and (ii) 39,531,100 pre-funded units (the “Pre-funded Units” and together with the Common Units, the “Units”), each consisting of one pre-funded warrant to purchase one share of common stock (the “Pre-funded Warrants”), 0.35 of a Series A Warrant and 0.35 of a Series B Warrant. The purchase price of each Common Unit was $0.42, and the purchase price of each Pre-Funded Unit was $0.41999. The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

In addition, the Company granted the Underwriter a 45-day option to purchase additional 6,428,571 shares of common stock and/or Pre-Funded Warrants, representing up to 15% of the number of common stock and Pre-Funded Warrants sold in the Public Offering, and/or additional 2,250,000 Series A Warrants representing up to 15% of the Series A Warrants sold in the Public Offering, and/or additional 2,250,000 Series B Warrants representing up to 15% of the Series B Warrants sold in the Public Offering solely to cover over-allotments, if any.

The Public Offering closed on November 17, 2023. An aggregate of 3,326,042 Common Units (which includes 3,326,042 shares of common stock) and 39,531,100 Pre-Funded Units (which includes 39,531,100 Pre-Funded Warrants) were sold in the Public Offering. On November 17, 2023, the Underwriter partially exercised its over-allotment option with respect to 842,575 Series A Warrants and Series B Warrants. The aggregate gross proceeds were approximately $18.0 million, before deducting underwriting discounts and other estimated expenses.

Description of Warrants

The following is a description of the provisions of the Warrants that we are asking our stockholders to approve at the Special Meeting.

Series A Warrants

Duration and Exercise Price.

Each Series A Warrant has an initial exercise price per share equal to $0.55, was immediately exercisable upon issuance, and will expire on the five-year anniversary of the original issuance date, or November 17, 2028.

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Share Combination Event Adjustments.

Conditioned upon the receipt of the Warrant Stockholder Approval at the Special Meeting, if at any time on or after the date of issuance there occurs any share split, share dividend, share combination, recapitalization or other similar transaction involving our common stock and the lowest daily volume weighted average price during the five consecutive trading days prior to the date of such event and the five consecutive trading days after the date of such event is less than the exercise price then in effect, then the exercise price of the Series A Warrant shall be reduced to the lowest daily volume weighted average price during such period and the number of warrant shares issuable shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the date of issuance. Such adjustment may only be made one time. We refer to this adjustment feature as the “Share Combination Event Adjustment Provision”.

Cashless Exercise.

If at the time a holder exercises its Series A Warrants, a registration statement registering the issuance of the shares of common stock underlying the Series A Warrants under the Securities Act is not then effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Series A Warrants.

Conditioned upon the receipt of the Warrant Stockholder Approval at the Special Meeting, a holder of Series A Warrants may also provide notice and elect an “alternative cashless exercise” pursuant to which they would receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cash exercise of the Series A Warrant and (y) 3.0. We refer to this alternative cashless exercise feature as the “Alternative Cashless Exercise Provision”.

Stock Dividends and Splits.

In addition to the adjustments described above, the exercise price and number of shares of common stock issuable upon exercise of Series A Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits (such as the one described in Proposal 2), reorganizations or similar events affecting our shares of common stock and the exercise price.

Series B Warrants

Duration and Exercise Price.

Each Series B Warrant offered has an initial exercise price per share equal to $0.84, was immediately exercisable upon issuance, and will expire on the five-year anniversary of the original issuance date, or November 17, 2028.

Subject to certain exemptions outlined in the Series B Warrant, for the life of the warrant, if we sell, enter into an agreement to sell, or grant any option to purchase, or sell, enter into an agreement to sell, or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any common stock or convertible security, at an effective price per share less than the exercise price of the Series B Warrant then in effect (a “Dilutive Issuance”), the exercise price of the Series B Warrant will be reduced to an amount equal to the lowest daily volume weighted average price during the period commencing five consecutive trading days following the Dilutive Issuance, subject to a floor price of $0.13; provided that upon the receipt of the Warrant Stockholder Approval at the Special Meeting, the floor price will be removed and, upon a Dilutive Issuance, the number of shares issuable upon exercise of the Series B Warrant shall be proportionally adjusted so that the aggregate exercise price of the Series B Warrant shall remain unchanged. We refer to the foregoing removal of the floor price and the adjustment to the number of shares issuable upon a Dilutive Issuance as the “Anti-Dilution Adjustment Provision”.

In addition, conditioned upon the receipt of the Warrant Stockholder Approval at the Special Meeting, for the life of the Series B Warrant, we may voluntarily reduce the exercise price of the Series B Warrant. We refer to this price adjustment feature as the “Voluntary Adjustment Provision”.

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Share Combination Event Adjustments.

Conditioned upon the receipt of the Warrant Stockholder Approval, if at any time on or after the date of issuance there occurs any share split, share dividend, share combination, recapitalization or other similar transaction involving our common stock and the lowest daily volume weighted average price during the five consecutive trading days prior to the date of such event and the five consecutive trading days after the date of such event is less than the exercise price then in effect, then the exercise price of the Series B Warrant shall be reduced to the lowest daily volume weighted average price during such period and the number of warrant shares issuable shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the date of issuance. Such adjustment may only be made one time. We refer to this adjustment feature as the “Share Combination Event Adjustment Provision”.

In this proposal, we collectively refer to the (i) Share Combination Event Adjustment Provision (for both the Series A Warrant and Series B Warrant), (ii) Alternative Cashless Exercise Provision, (iii) Anti-Dilution Adjustment Provision, and (iv) Voluntary Adjustment Provision, as the “Warrant Stockholder Approval Provisions.”

Stock Dividends and Splits.

The exercise price and number of shares of common stock issuable upon exercise of Series B Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits (such as the one described in Proposal 2), reorganizations or similar events affecting our shares of common stock and the exercise price.

Purpose of the Warrant Exercise Proposal

Our common stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “VLCN.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to the market price of the common stock being offered. In determining discount, Nasdaq generally attributes a value of $0.125 for each whole warrant offered with a share of common stock, which value is generally deemed to be a discount. The price per Unit in the Public Offering attributed the foregoing value to the Warrants.

However, since the Warrant Stockholder Approval Provisions would require that we attribute additional value to the Warrants (over the value already attributed), in order to ensure that the Public Offering qualified as a public offering under Rule 5635, such provisions in the Warrants are not effective unless and until our stockholders approve this proposal at meeting. This proposal is included in this proxy statement for purposes of seeking this approval.

While we believe the securities were sold in a public offering, as that term is construed by Nasdaq, we are requesting stockholder approval in a surfeit of caution to assure continued compliance with the Nasdaq Listing Rules if it is ultimately determined that the Public Offering was not a public distribution for purposes of the Nasdaq Listing Rules.

Potential Consequences if the Warrant Exercise Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into the Underwriting Agreement, as the Public Offering has already been completed and the Units, including the Warrants, have already been issued. We are only asking for approval to allow the Warrant Stockholder Approval Provisions to become effective.

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We agreed in the Underwriting Agreement and in the Warrants to hold a special meeting of stockholders at the earliest practicable date, but in no event later than 75 days after November 17, 2023 for the purpose of obtaining Warrant Stockholder Approval, with the recommendation of our Board of Directors that such proposal be approved. We agreed to solicit proxies from our stockholders for this proposal in the same manner as all other management proposals in this proxy statement and we agreed that all management-appointed proxyholders will vote their proxies in favor of this proposal. We also agreed to use our reasonable best efforts to obtain the Warrant Stockholder Approval and our officers, directors and largest stockholder agreed to cast their proxies in favor of this proposal. If we do not obtain the Warrant Stockholder Approval at this Special Meeting, we are required to call a new meeting every four months to seek the Warrant Stockholder Approval until the earlier of the date we receive the Warrant Stockholder Approval, or the date the Warrants are no longer outstanding, unless our Board is permitted to approve the Warrant Stockholder Approval Provisions pursuant to Nasdaq rules. As such, the failure of our stockholders to approve the Warrant Stockholder Approval Provisions set forth in this proposal will mean that we may incur substantially costs and expenses in the future in connection with calling additional meetings every four months for the five-year life of the Warrants. The costs and expenses associated with seeking such approval could adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Warrant Exercise Proposal

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Warrants. Assuming the full exercise of the Warrants, and assuming the Series A Warrants are exercised on an alternative cashless exercise basis, an aggregate of 63,370,300 additional shares of common stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The number of shares of common stock described above does not give effect to potential additional shares underlying the Warrants that may be issuable after receipt the Warrant Stockholder Approval from the Share Combination Event Adjustment Provision (for both the Series A Warrant and Series B Warrant) or Anti-Dilution Adjustment Provision for the Series B Warrant.

The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Interests of Certain Persons

In connection with the Public Offering, Adrian James entered into a voting agreement pursuant to which he agreed to vote his shares of common stock in favor of the Warrant Stockholder Approval.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 1 requires the affirmative vote of a majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote FOR, for purposes of complying with Nasdaq Listing Rule 5635(d), the approval of the Warrant Stockholder Approval Provisions.

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PROPOSAL 2: APPROVAL OF AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

The Board has unanimously approved and stockholders are being asked to approve the Reverse Split Amendment to the Company’s Certificate of Incorporation in substantially the form attached hereto as Appendix A to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-______ (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting. If stockholders approve and adopt the proposed Reverse Split Amendment to effect the reverse stock split, the Board will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split. The reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Delaware (the “Effective Date”). Notwithstanding any approval of the proposed Reverse Split Amendment by our stockholders, the Board may, at its sole discretion, abandon the proposed Reverse Split Amendment and determine prior to the Effective Date not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.

If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed Reverse Split Amendment will not reduce the number of authorized shares of common stock (which will remain at 250,000,000) or preferred stock (which will remain at 5,000,000) or change the par values of our common stock (which will remain at $0.00001 per share) or preferred stock (which will remain at $0.00001 per share).

Background

The Board believes that by reducing the number of shares of common stock outstanding through the reverse stock split and thereby proportionately increasing the per share price of the Company’s common stock, the Company’s common stock may be more appealing to institutional investors and institutional funds. The Board also believes that the stockholders also may benefit from a higher priced stock because of improved liquidity as a result of an increased interest from institutional investors and investments funds and lower trading costs.

The Board believes that stockholder approval of multiple reverse stock split ratios (rather than a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal 2, the reverse stock split will be effected, if at all, only upon determination by the Board that the reverse stock split is in the Company’s and its stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board will set the time for such a split and select the specific ratio from the proposed reverse stock split ratios included in this Proposal 2. These determinations will be made by the Board with the intention to create the greatest marketability for the Company’s common stock based upon prevailing market conditions at that time.

The Board reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s stockholders.

Purpose of the Reverse Stock Split

The purpose of the reverse stock split is to increase the per share trading value of the Company’s common stock. The Board intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the Company’s common stock, and only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the Company and its stockholders. The Board may exercise its discretion not to implement a reverse stock split.

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The Company believes that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. By effecting a reverse stock split, the Company believes it may be able to raise its common stock price to a level where the Company’s common stock could be viewed more favorably by potential investors.

Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. A higher stock price after a reverse stock split could alleviate this concern.

The combination of lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity of the Company’s common stock.

The Company’s common stock currently trades on the NASDAQ Stock Market under the symbol “VLCN”. The NASDAQ Stock Market has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. One of these criteria is that the Company’s common stock has a trading price that is greater than or equal to $1.00 per share. Currently, the trading price of the Company’s common stock is substantially below the minimum price. The Company believes that approval of this Proposal 2 would significantly reduce the Company’s risk of not meeting this continued listing standard in the future.

Certain Risk Associated with the Reverse Stock Split

Before voting on this Proposal 2, you should consider the following risks associated with the implementation of the reverse stock split.

•	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in any particular price for the Company’s common stock or result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company’s common stock may not necessarily improve.

•	There can be no assurance that the market price per new share of the Company’s common stock after a reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company’s common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company’s common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the Company’s common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•	Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. If the reverse stock split is effected and the market price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Company’s common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the liquidity of the Company’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•	The reverse stock split may result in some stockholders owing “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

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•	As described in Proposal 1, conditioned upon the receipt of the Warrant Stockholder Approval, if at any time on or after the date of issuance of the Warrants (described in Proposal 1) there occurs any share split, share dividend, share combination, recapitalization or other similar transaction involving our common stock and the lowest daily volume weighted average price during the five consecutive trading days prior to the date of such event and the five consecutive trading days after the date of such event is less than the exercise price then in effect, then the exercise price of the Warrants will be reduced to the lowest daily volume weighted average price during such period and the number of warrant shares issuable shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the date of issuance. If we complete a reverse stock split, this provision may result in the post-split exercise price of the Warrants being reduced and the number of shares of common stock underlying the Warrants being increased.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of between 1-for-2 to 1-for-_____ (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•the historical and projected performance of our common stock;

•general economic and other related conditions prevailing in our industry and in the marketplace;

•the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

•our capitalization (including the number of shares of our common stock issued and outstanding);

•the prevailing trading price for our common stock and the volume level thereof; and

•potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend the Second Amended and Restated Certificate of Incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the Company’s common stock, prevailing market conditions and the likely effect on the market price of the Company’s common stock. If the Board determines to effect the reverse stock split, the Board will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the common stock.

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Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-10 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 1,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced to a number of shares between and including one-half to one-_______ that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-half to one-________ of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 2 to ________ times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board. Other awards under our 2021 Stock Plan would be subject to proportionate adjustments. Notwithstanding the foregoing, as discussed in Proposal 1, if the Warrant Stockholder Approval is obtained, the Warrants would further adjust pursuant to the Share Combination Event Adjustment Provision. In addition, certain of other outstanding warrants to purchase an aggregate of 21,698,554 shares of common stock contain a similar provision to the Share Combination Event Adjustment Provision in the Warrants.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of December _______, 2023.

	Before Reverse Stock Split	After Reverse Stock Split
		1-for-5	1-for-10	1-for-20	1-for-30	1-for____
Common Stock Authorized	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000
Common Stock Issued and Outstanding	12,825,320	2,565,064	1,282,532	641,266	427,511	_____
Common Stock Issuable for Convertible Notes (1)	23,454,126	4,690,825	2,345,413	1,172,706	781,804	_____
Common Stock Underlying Options and Warrants (2)	107,267,536	21,453,507	10,726,754	5,363,377	3,575,585	_____
Common Stock Available for Grant under 2021 Stock Plan	494,838	98,968	49,484	24,742	16,495	_____
Common Stock Authorized and Unreserved	105,958,180	221,191,636	235,595,818	242,797,909	245,198,606	_____

(1) Assumes conversion of all outstanding convertible notes as of the record date.

(2) As discussed in Proposal 1, if the Warrant Stockholder Approval is obtained, the Warrants would further adjust pursuant to the Share Combination Event Adjustment Provision. In addition, certain of other outstanding warrants contain a similar provision to the Share Combination Event Adjustment Provision in the Warrants. The number of shares in the table above, does take into account any adjustments that may occur after the completion of the reverse stock split due to the Share Combination Event Adjustment Provision or any other similar provisions.

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The Reverse Split Amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-half to one-______ of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our per share net loss will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Effect on Authorized by Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 250,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the section titled “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 250,000,000, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock as compared to the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed Reverse Split Amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NASDAQ listing standards, assuming the Company remains listed on NASDAQ. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Proposal 2 is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Special Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the Reverse Split Amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if Proposal 2 is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the Reverse Split Amendment, all the old common stock will be converted into new common stock as set forth in the Reverse Split Amendment.

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As soon as practicable after the Effective Date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the Effective Date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

After the Effective Date, the Company’s common stock will each have new committee on uniform securities identification procedures (“CUSIP”) numbers, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described above.

After the Effective Date, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. We anticipate that the Company’s Common Stock will continue to be reported on the NASDAQ Stock Market under the symbol “VLCN.”

Beginning on the Effective Date of the reverse stock split, each book-entry notation evidencing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding Share Increase Amendment to our Second Amended and Restated Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important certain material U.S. federal income tax consequences of the reverse stock split to the holders of our common stock. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete, does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, does not address U.S. federal estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income and does not address stockholders subject to special rules, including without limitation financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not consider or discuss the tax treatment of partnerships or other pass-through entities or persons that hold our shares through such entities.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations, rulings, and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It does not address tax considerations under state, local, foreign and other laws. This summary is for general information purposes only, and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

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The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the reverse stock split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares. Additional information about the effects of the reverse stock split on the basis of holders of our common stock will be included in Internal Revenue Service Form 8937, Report of Organizational Actions Affecting Basis of Securities, which we will post to our website on or before the 45th day following the effective date of the reverse stock split, if effected.

As described above in “Fractional Shares,” no fractional shares of our common stock will be issued as a result of the reverse stock split. Instead, we will issue one (1) full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A stockholder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the reverse stock split.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. The foregoing views are not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each holder of our common stock, depending upon the state in which such holder resides or does business. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required and Recommendation of the Board of Directors

To approve Proposal 2 at the Special Meeting the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote FOR the approval of the amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-2 to 1-for-_____ (or any whole number in between), as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Special Meeting.

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PROPOSAL 3: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE NASDAQ PROPOSAL

AND/OR THE REVERSE SPLIT PROPOSAL

Overview

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1 and/or Proposal 2, one or more of our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1 and/or Proposal 2. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1 and/or Proposal 2, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of a majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote FOR the approval to authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 and/or Proposal 2.

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Other Business

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Special Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Special Meeting for any reason.

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement and other proxy materials, unless the affected stockholders has provided contrary instructions. This procedure reduces printing costs and postage fees.

Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement or other proxy materials, please send your request to Investor Relations, Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665 or call the Company with your request at (512) 400-4271.

By Order of the Board of Directors,

/s/ Christian Okonsky

Chairman of the Board

___________, 2023

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Annex A

FORM OF CERTIFICATE OF AMENDMENT

TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VOLCON, INC.

Volcon, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended, and does hereby certify that:

1. The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending Article IV, subsection 4.1 of its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), so that effective upon the effective time of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every [●](1) shares of the Corporation’s common stock, par value $0.00001 per share (hereinafter the “Common Stock”), issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock (which shall be Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value $0.00001 per share, authorized) or the Corporation’s preferred stock (which shall be Five Million (5,000,000) shares of preferred stock, par value $0.00001 per share, authorized (hereinafter the “Preferred Stock”)); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

2. Thereafter, pursuant to a resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

3. The foregoing amendment has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

4. This amendment shall be effective as of 4:01 p.m., Eastern Time, on [●].

IN WITNESS WHEREOF, I have signed this Certificate this [●] day of [●].

VOLCON, INC.

By:
Name: Jordan Davis
Title: Chief Executive Officer

(1) The Board of Directors will determine the reverse split ratio in its sole discretion. The ratio will be one of the following: between 1-for-2 to 1-for-_____ (or any whole number in between), as determined by the Board.

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VOLCON EPOWERSPORTS

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/VLCN2** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/VLCN2

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2024 Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommend a vote "FOR" the Nasdaq Proposal, "FOR" the Reverse Split Proposal, and "FOR" the Adjournment Proposal.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

03BV 596199

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03WTTB

The 2024 Special Meeting of Shareholders of Volcon, Inc., will be held on Friday, January 12, 2024 at 10:00 am, CT, virtually via the internet at www.meetnow.global/MKFSXZY.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.envisionreports.com/VLCN2

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/VLCN2

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Volcon, Inc.

Notice of 2024 Special Meeting of Shareholders

Proxy Solicited by Board of Directors for Special Meeting — January 12, 2024

Jordan Davis and Greg Endo (the "Proxies"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Volcon, Inc. to be held on January 12, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Nasdaq Proposal, FOR the Reverse Split Proposal, and FOR the Adjournment Proposal.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.